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                                                                  Exhibit 10.28


                  AMENDMENT TO AMENDED AND RESTATED INFORMATION
                        AND REGISTRATION RIGHTS AGREEMENT


                  AMENDMENT TO AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT dated as of July 2, 2001 (the "Amendment") by and among Bentley Systems, Incorporated, a Delaware corporation (the "Company"), Bachow Investment Partners III, L.P., a Delaware limited partnership ("Bachow"), PNC Bank, National Association ("PNC"), Citibank, N.A. ("Citibank"), Gregory S. Bentley, Keith A. Bentley, Barry J. Bentley, Cristobal Conde, David Ehret and Robert Greifeld.

                                   Background

         1. On December 26, 2000, the Company entered into the Amended and Restated Information and Registration Rights Agreement (the "Registration Rights Agreement") with the several purchasers named in Schedule 1 attached thereto (the "First Tranche Purchasers"), Bachow, PNC and Citibank, in respect of certain registration rights granted by the Company.

         2. Pursuant to Section 1.2(c) of the Securities Purchase Agreement (the "Securities Purchase Agreement") with the several purchasers named in Schedule I attached thereto and Raymond B. Bentley and Richard P. Bentley for certain limited purposes specified therein, the Company had the right and option to sell up to an aggregate 75,000 additional shares of Class C Common Stock and Common Stock Purchase Warrants to purchase up to an aggregate of 1,040,000 additional shares ("Warrant Shares") of Class B Common Stock of the Company in one or more closings on or prior to March 31, 2001.

         3. Pursuant to the preamble and the recitals in the Registration Rights Agreement, it was contemplated that additional purchasers of shares of the Class C Common Stock and Common Stock Purchase Warrants to acquire Warrant Shares would be added as parties to the Registration Rights Agreement in connection with a Closing or Closings to occur on or before March 31, 2001.

         4. The Securities Purchase Agreement has been amended to extend the date for additional Closings to on or prior to September 30, 2001. Accordingly, the parties hereto desire to amend Recital b. to the Registration Rights Agreement to reflect the aforesaid amendment to the Securities Purchase Agreement.

                  NOW, THEREFORE, in consideration of the promises and the agreements contained herein, the parties hereto, intending to be legally bound, agree as follows:

                  SECTION 1. Amendment. The reference to "March 31, 2001" in the definition of "Closing" and "Closings" in Recital b. of the Registration Rights Agreement is hereby deleted and replaced with "September 30, 2001".

                  SECTION 2. Registration Rights Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the
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Registration Rights Agreement shall remain in full force and effect. All references to the Registration Rights Agreement in any other document or instrument shall be deemed to mean such Registration Rights Agreement as amended by this Amendment. The parties hereto agree to be bound by the terms and obligations of the Registration Rights Agreement, as amended by this Amendment, as though the terms and obligations of the Registration Rights Agreement were set forth herein.

                  SECTION 3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  SECTION 4. Governing Law. This Amendment is made pursuant to, and shall be construed and enforced in accordance with, the laws of the State of Delaware, irrespective of the principal place of business, residence or domicile of the parties hereto, and without giving effect to otherwise applicable principles of conflicts of law.

                  SECTION 5. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Registration Rights Agreement.

                            [signature page follows]
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                  IN WITNESS WHEREOF, the parties hereto have executed this
Amendment as of the date first above written.


                         BENTLEY SYSTEMS, INCORPORATED


                         By:      /s/ David G. Nation
                            --------------------------------------------------
                              Name:  David G. Nation
                              Title:    Senior Vice President



                         BACHOW INVESTMENT PARTNERS III, L.P.

                         By:  Bala Equity Partners, L.P., its General Partner
                         By:  Bala Equity, Inc., its General Partner


                         By:      /s/ Jay D. Seid
                            --------------------------------------------------
                              Name:  Jay D. Seid
                              Title:  Vice President



                         PNC BANK, NATIONAL ASSOCIATION


                         By:      /s/ Craig T. Sheetz
                            --------------------------------------------------
                              Name:  Craig T. Sheetz
                              Title:  Vice President



                         CITIBANK, N.A.


                         By:      /s/ Gerald Roberts
                            --------------------------------------------------
                              Name:  Gerald Roberts
                              Title:  Vice President



      [Signature Page 1 of 2 to Amendment to Registration Rights Agreement]
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                                                     /s/  Gregory S. Bentley
                                            -----------------------------------
                                            Gregory S. Bentley




                                                     /s/  Keith A. Bentley
                                            -----------------------------------
                                            Keith A. Bentley




                                                     /s/  Barry J. Bentley
                                            -----------------------------------
                                            Barry J. Bentley




                                                     /s/  Cristobal Conde
                                            -----------------------------------
                                            Cristobal Conde




                                                     /s/  David Ehret
                                            -----------------------------------
                                            David Ehret



      [Signature Page 2 of 2 to Amendment to Registration Rights Agreement]


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  JOINDER TO AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT


         THIS JOINDER TO AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT (this "Joinder Agreement") is made as of this 2nd day of July, 2001 by and among Bentley Systems, Incorporated, a Delaware corporation (the "Company"), Malcolm S. Walter and Argosy Investment Partners II, L.P., a Delaware limited partnership (together with Malcolm S. Walter, the "Second Tranche Purchasers"). All initially capitalized terms used but not otherwise defined in this Joinder Agreement shall have the meanings given to such terms in the Registration Rights Agreement (as such term is hereinafter defined).

                                   BACKGROUND

         1. On December 26, 2000, the Company entered into the Amended and Restated Information and Registration Rights Agreement (the "Registration Rights Agreement") with the several purchasers named in Schedule 1 attached thereto (the "First Tranche Purchasers"), Bachow Investment Partners III, L.P., a Delaware limited partnership ("Bachow"), PNC Bank, National Association ("PNC") and Citibank, N.A. ("Citibank") in respect of certain registration rights granted by the Company.

         2. Pursuant to the preamble and the recitals in the Registration Rights Agreement, it was contemplated that additional purchasers of shares of the Class C Common Stock and warrants to acquire Warrant Shares would be added as parties to the Registration Rights Agreement in connection with a Closing or Closings to occur on or before March 31, 2001.

         3. The Securities Purchase Agreement has been amended to extend the date for additional Closings to on or prior to September 30, 2001.

         4. On or before the date hereof, in accordance with Section 15.6 of the Registration Rights Agreement, Bachow, as the holder of at least 50% of the Common Stock issuable upon conversion of the Series A Preferred Stock, the Required Holders, PNC and Citibank have consented in writing to the amendment of the Registration Rights Agreement to extend the date for additional Closings to on or prior to September 30, 2001 (the "RRA Amendment").

         5. On the date hereof, the Company and the Second Tranche Purchasers have executed a Joinder to Securities Purchase Agreement ("Joinder to Securities Purchase Agreement") in connection with the Second Tranche Purchasers' purchase of 26,000 shares of Class C Common Stock and Common Stock Purchase Warrants to purchase 360,533.3 shares of Class B Common Stock of the Company. Accordingly, the Second Tranche Purchasers desire to join in the Registration Rights Agreement in accordance with the terms hereof.

                  NOW THEREFORE, in consideration of the promises and the agreements


                                      -1-
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contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.1 Joinder. In connection with the purchase by him or it of the securities indicated on Schedule I attached to the Joinder to Securities Purchase Agreement, each of the Purchasers hereby acknowledges and agrees that, effective as of the date hereof, he or it shall be added as a party to the Registration Rights Agreement, as amended by the RRA Amendment, and shall be bound by all provisions of the Registration Rights Agreement, as so amended, to the same extent as each of the First Tranche Purchasers.

         1.2 Counterparts. This Joinder Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Joinder Agreement by signing any such counterpart.

                            [signature page follows]


                                      -2-
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         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Joinder Agreement to be executed as of the date first above written.

                                 COMPANY:


                                 BENTLEY SYSTEMS, INCORPORATED


                                 By:      /s/ David G. Nation
                                    ------------------------------------------
                                     Name:  David G. Nation
                                     Title:  Senior Vice President

                                 PURCHASERS:

                                 ARGOSY INVESTMENT PARTNERS II, L.P.

                                 By:  Argosy Associates II, L.P., its General
                                      Partner

                                   By:  Argosy Associates II, Inc., its General
                                        Partner

                                   By:      /s/ Kirk B. Griswold
                                      ---------------------------------
                                       Name:  Kirk B. Griswold
                                       Title:  Vice President



                                   XXXXXXXXXX
                                 ------------------------------------
                                 Gregory S. Bentley



                                   Malcolm S. Walter
                                 ------------------------------------
                                 Malcolm S. Walter


               [Signature Page to Joinder to Amended and Restated
                 Information and Registration Rights Agreement]


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